UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: November 8, 2004
                        (Date of earliest event reported)

                                  NEWAVE, INC.


             (Exact name of Registrant as specified in its charter)


          Utah                    333-34308               87-0520575
------------------------  ------------------------       -----------
   (State  or             (Commission  File  Number)      (IRS  Employer
 jurisdiction                                          Identification  No.)
  of  incorporation
or  organization)

                            404  East  1st  Street  #1345
                               Long  Beach,  CA  90802
                              --------------------------
             (Address  of  principal  executive  offices)  (Zip  Code)

       Registrant's telephone number, including area code: (562) 983-5331

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

On November 8, 2004, we entered into a lease agreement with Alamitos Bay Partnership. The lease is for a term commencing on November 15, 2004, and ending on December 14, 2007 at a rental fee of $7,612.50 per month.

The foregoing description of the terms and conditions of the Lease Agreement are qualified in their entirety by, and made subject to, the more complete information set forth in the Standard Multi-Tenant Office Lease attached to this report as Exhibit 10.1.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)  Exhibits:

10.1 Standard Multi-Tenant Office Lease between the Registrant and Alamitos Bay Partnership, dated November 8, 2004.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NEWAVE, INC.
                                  ------------
                                   REGISTRANT



    Date:  Novemer  10,  2004           By:/s/  Michael  Hill
                                        -------------------------
                                        Michael  Hill
                                        Chief  Executive  Officer  and  Director